Exhibit 99.3

*LETTER TO CLIENTS FOR TENDER OF COCA-COLA HELLENIC ADSs*

OFFER TO EXCHANGE

each outstanding American depositary share

of

COCA-COLA HELLENIC BOTTLING COMPANY S.A.

for

one American depositary share

of

COCA-COLA HBC AG

THE DEADLINE FOR VALIDLY TENDERING AND WITHDRAWING COCA-COLA HELLENIC ADSs IN THE U.S. OFFER IS 5:00 P.M., NEW YORK CITY TIME, ON                        , 2013 (AS SUCH TIME AND DATE MAY BE EXTENDED, THE “ADS TENDER DEADLINE”), UNLESS THE U.S. OFFER IS EXTENDED.

The Information Agent for the U.S. Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect:
1 (212) 269-5550

Coca-Cola Hellenic ADS Holders and All Others Call Toll-Free:

1 (800) 859-8511

To Our Clients:

Enclosed for your consideration is the Offer to Exchange/Prospectus, dated                          , 2012 (the “U.S. Offer Prospectus”), and the related ADS letter of transmittal in connection with the exchange offer (the “U.S. Offer”) by Coca-Cola HBC AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland (“Coca-Cola HBC”), to exchange each outstanding American depositary share (a “Coca-Cola Hellenic ADS”) of Coca-Cola Hellenic Bottling Company S.A., a corporation incorporated under the laws of the Hellenic Republic (“Coca-Cola Hellenic”), each Coca-Cola Hellenic ADS representing one ordinary share (a “Coca-Cola Hellenic Share”) of Coca-Cola Hellenic, for one American depositary share (a “Coca-Cola HBC ADS”), each Coca-Cola HBC ADS representing one ordinary share (a “Coca-Cola HBC Share”) of Coca-Cola HBC, upon the terms and subject to the conditions set forth in the enclosed U.S. Offer Prospectus.

We hold Coca-Cola Hellenic ADSs for your account.  A tender of such Coca-Cola Hellenic ADSs can be made only by us pursuant to your instructions.  Accordingly, we request instruction as to whether you wish us to tender on your behalf any or all Coca-Cola Hellenic ADSs held for your account pursuant to the terms and conditions of the U.S. Offer.  A form of Instructions with Respect to the Offer to Exchange is enclosed.

Please note the following:

1.             The deadline for validly tendering and withdrawing Coca-Cola Hellenic ADSs in the U.S. Offer is 5:00 p.m., New York City time, on                          , 2013, (as such time and date may be extended, the “ADS Tender Deadline”), unless the exchange offer is extended.  If you wish to tender your Coca-Cola Hellenic ADSs in the U.S. Offer, please instruct us sufficiently in advance of the ADS Tender Deadline.

2.             Coca-Cola HBC has appointed Citibank, N.A., as ADS Exchange Agent, D.F. King & Co., Inc., as Information Agent, and Credit Suisse Securities (USA) LLC, as Dealer Manager, for the U.S. Offer.  Any questions you may have with respect to the ways in which Coca-Cola Hellenic ADSs may be tendered in the U.S. Offer to the ADS Exchange Agent should be directed to the Information Agent at 1 (212) 269-5550.

3.             The U.S. Offer is being made for all issued and outstanding Coca-Cola Hellenic ADSs.  If you tender your Coca-Cola Hellenic ADSs in the U.S. Offer, you will receive one Coca-Cola HBC ADS for every one Coca-Cola Hellenic ADS validly tendered and not withdrawn.  Except as set forth below and in the U.S. Offer Prospectus, you will not be permitted to tender your Coca-Cola Hellenic ADSs in exchange for Coca-Cola HBC Shares.

4.             If you wish to tender your Coca-Cola Hellenic ADSs in exchange for Coca-Cola HBC Shares, you must contact us directly so that we can arrange for (i) the conversion of your Coca-Cola Hellenic ADSs into Coca-Cola Hellenic Shares in accordance with the terms applicable to Coca-Cola Hellenic ADSs, including the payment of conversion fees and expenses and (ii) the tender of the Coca-Cola Hellenic Shares so withdrawn to National Bank of Greece, the Share Exchange Agent, in accordance with the terms of the U.S. Offer or Greek Offer, as applicable.  There are potential disadvantages to withdrawing the Coca-Cola Hellenic Shares represented by your Coca-Cola Hellenic ADSs and tendering those Coca-Cola Hellenic Shares in the exchange offer, which are described under the section heading “The Exchange Offer—Procedure for Tendering—Holders of Coca-Cola Hellenic ADSs” in the U.S. Offer Prospectus.

5.             The Exchange Offer is conditioned upon satisfaction or waiver of the conditions set forth in the U.S. Offer Prospectus under the caption “The Offer—Conditions to the Exchange Offer”, including the condition that Coca-Cola Hellenic Shares (including Coca-Cola Hellenic Shares represented by Coca-Cola Hellenic ADSs) corresponding to at least 90 percent of the total issued Coca-Cola Hellenic Shares (calculated including Coca-Cola Hellenic Shares held in treasury by Coca-Cola Hellenic) shall have been lawfully and validly tendered in the Exchange Offer and not withdrawn as at the end of the acceptance period of the Exchange Offer.

6.             Notwithstanding any other provision of the Offer, delivery of Coca Cola Hellenic ADSs accepted for exchange pursuant to the U.S. Offer will in all cases be made only after timely receipt by the ADS Exchange Agent of confirmation (i) from Coca Cola HBC of acceptance of Coca Cola Hellenic ADSs tendered to the ADS Exchange Agent, and (ii) from Citibank, N.A., as depositary under the ADS deposit agreement for Coca Cola HBC ADSs of receipt of the applicable number of Coca Cola HBC Shares from Coca Cola HBC.

If you wish to have us tender any or all of the Coca-Cola Hellenic ADSs held by us for your account, please so instruct us by completing, executing, detaching and returning to us the instruction form set forth herein.  If you authorize the tender of your Coca-Cola Hellenic ADSs, all such Coca-Cola Hellenic ADSs held in your account will be tendered unless otherwise specified below.  An envelope to return your instructions to us is enclosed.  Your instructions should be forwarded to us in ample time to permit us to tender your Coca-Cola Hellenic ADSs to the ADS Exchange Agent on your behalf prior to 5:00 p.m., New York City time, on                          , 2013.

2

INSTRUCTIONS WITH RESPECT TO
THE OFFER TO EXCHANGE

each outstanding American Depositary Share

of

COCA-COLA HELLENIC BOTTLING COMPANY S.A.

for

one American Depositary Share

of

COCA-COLA HBC AG

The undersigned acknowledge(s) receipt of (a) your letter and (b) the Offer to Exchange/Prospectus, dated                        , 2012 (the “U.S. Offer Prospectus”), in connection with the offer by Coca Cola HBC AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland (“Coca-Cola HBC”), to exchange one American Depositary Share (a “Coca Cola Hellenic ADS”), each representing one new ordinary share (a “Coca Cola Hellenic Share”) of Coca Cola Hellenic Bottling Company S.A., a corporation incorporated under the laws of the Hellenic Republic (“Coca Cola Hellenic”), for one American Depositary Share (a “Coca Cola HBC ADS”), representing one ordinary share of Coca-Cola HBC (a “Coca Cola HBC Share”), upon the terms and subject to the conditions set forth in the U.S. Offer Prospectus.

The undersigned hereby instructs you to tender to Coca-Cola HBC (through Citibank, N.A., as ADS Exchange Agent) the number of Coca-Cola Hellenic ADSs indicated on the reverse side of these Instructions (or if no number is indicated below, all Coca-Cola Hellenic ADSs held on behalf of the undersigned) which you hold for the account of the undersigned, upon the terms and subject to the conditions set forth in the U.S. Offer Prospectus.

Total Number of Coca-Cola Hellenic ADSs to be Tendered*:

Date:

SIGN HERE

Signature(s):

Print Name(s):

Print Address(es):

Area Code and Telephone Number(s):

Taxpayer Identification or Social Security Number(s):

*                                         Unless otherwise indicated, it will be assumed that all of your Coca-Cola Hellenic ADSs held by us for your account are to be tendered.

*LETTER TO CLIENTS FOR TENDER OF COCA-COLA HELLENIC SHARES*

OFFER TO EXCHANGE

each outstanding ordinary share

of

COCA-COLA HELLENIC BOTTLING COMPANY S.A.

for

one ordinary share or one American depositary share

of

COCA-COLA HBC AG

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS FOR TENDERS OF COCA-COLA HELLENIC SHARES WILL EXPIRE AT 7:00 A.M., NEW YORK CITY TIME (2:00 P.M., ATHENS TIME), ON                              , 2013 (AS SUCH TIME AND DATE MAY BE EXTENDED, THE “EXPIRATION DATE”), UNLESS THE EXCHANGE OFFER IS EXTENDED.

The Information Agent for the U.S. Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, NY 10005

Banks and Brokers Call Collect:

1 (212) 269-5550

Call Toll-Free: 1 (800) 859-8511

To Our Clients:

Enclosed for your consideration is the Offer to Exchange/Prospectus, dated                          , 2012 (the “U.S. Offer Prospectus”)[, and the related Declaration of Acceptance] in connection with the exchange offer (the “U.S. Offer”) by Coca-Cola HBC AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland (“Coca-Cola HBC”), to exchange each outstanding ordinary share (a “Coca-Cola Hellenic Share”) of Coca-Cola Hellenic Bottling Company S.A., a corporation incorporated under the laws of the Hellenic Republic (“Coca-Cola Hellenic”) for one ordinary share of Coca-Cola HBC (a “Coca-Cola HBC Share”) or one American depositary share (a “Coca-Cola HBC ADS”), each Coca-Cola HBC ADS representing one Coca-Cola HBC Share, upon the terms and subject to the conditions set forth in the enclosed U.S. Offer Prospectus.

We hold Coca-Cola Hellenic Share for your account.  A tender of such Coca-Cola Hellenic Shares can be made only by us pursuant to your instructions.  Accordingly, we request instruction as to whether you wish us to tender on your behalf any or all Coca-Cola Hellenic Shares held for your account pursuant to the terms and conditions of the U.S. Offer.  A form of Instructions with Respect to the Offer to Exchange is enclosed.

Please note the following:

1.                                      The exchange offer and withdrawal rights for tenders of Coca-Cola Hellenic Shares will expire at 7:00 a.m., New York city time (2:00 p.m., Athens time), on                           , 2013 (as such time and date may be extended, the “Expiration Date”), unless the exchange offer is extended.   If you wish to tender your Coca-Cola Hellenic Shares in the U.S. Offer, please instruct us sufficiently in advance of the Expiration Date.

2.                                      Coca-Cola HBC has appointed National Bank of Greece, S.A., as Share Exchange Agent, D.F. King & Co., Inc., as Information Agent, and Credit Suisse Securities (USA) LLC, as Dealer Manager, for the U.S. Offer.  Any questions you may have with respect to the ways in which Coca-Cola Hellenic Shares may be tendered in the U.S. Offer to the Share Exchange Agent should be directed to the Information Agent at 1 (212) 269-5550.

3.                                      The U.S. Offer is being made to all holders of outstanding Coca-Cola Hellenic Shares located in the United States. You will receive, at your election, one Coca-Cola HBC Share or one Coca-Cola HBC ADS for each Coca-Cola Hellenic Share validly tendered into, and not withdrawn from, the U.S. Offer.

4.                                      You will receive Coca-Cola HBC Shares in book-entry form through the Greek dematerialized securities system (“DSS”), unless you elect to receive Coca-Cola HBC Shares in book-entry form in the custodian system of SIX SIS AG, the Swiss central securities depository (“SIS”), or in uncertificated form. There are however significant disadvantages to holding Coca-Cola HBC Shares in book-entry form in the SIS custodian system or in uncertificated form, which are described under the section heading “Description of the Coca-Cola HBC Shares and Articles of Association—Manner of Holding Coca-Cola HBC Shares” in the U.S. Offer Prospectus.

5.                                      If you would like to deposit Coca-Cola Hellenic Shares in the Coca-Cola Hellenic ADS program, receive Coca-Cola Hellenic ADSs representing the deposited Coca-Cola Hellenic Shares and tender those Coca-Cola Hellenic ADSs into the U.S. Offer through the ADS exchange agent, you must contact us to deposit the Coca-Cola Hellenic Shares in the Coca-Cola Hellenic ADS program, pay any applicable fees, taxes and other governmental charges (including any issuance fee to the Coca-Cola Hellenic depositary of up to $5.00 per 100 Coca-Cola Hellenic ADSs issued) and tender the Coca-Cola Hellenic ADSs representing the deposited Coca-Cola Hellenic ADSs by following the procedures described in the U.S. Offer Prospectus. There are potential disadvantages to depositing Coca-Cola Hellenic Shares into the Coca-Cola Hellenic ADS program and tendering the resulting Coca-Cola Hellenic ADSs in the U.S. Offer, which are described under the section heading “The Exchange Offer—Procedure for Tendering—Holders of Coca-Cola Hellenic Shares” in the U.S. Offer Prospectus.

6.                                      The Exchange Offer is conditioned upon satisfaction or waiver of the conditions set forth in the U.S. Offer Prospectus under the caption “The Offer—Conditions to the Exchange Offer”, including the condition that Coca-Cola Hellenic Shares (including Coca-Cola Hellenic Shares represented by Coca-Cola Hellenic ADSs) corresponding to at least 90 percent of the total issued Coca-Cola Hellenic Shares (calculated including Coca-Cola Hellenic Shares held in treasury by Coca-Cola Hellenic) shall have been lawfully and validly tendered in the Exchange Offer and not withdrawn as at the end of the acceptance period of the Exchange Offer.

If you wish to have us tender any or all of the Coca-Cola Hellenic Shares held by us for your account, please so instruct us by completing, executing, detaching and returning to us the instruction form set forth herein.  If you authorize the tender of your Coca-Cola Hellenic Shares, all such Coca-Cola Hellenic Shares held in your account will be tendered unless otherwise specified below.  An envelope to return your instructions to us is enclosed.  Your instructions should be forwarded to us in ample time to permit us to tender your Coca-Cola Hellenic Shares to the Share Exchange Agent on your behalf prior to 7:00 a.m., New York City time (2:00 p.m., Athens time), on                       , 2013.

2

INSTRUCTIONS WITH RESPECT TO

THE OFFER TO EXCHANGE

each outstanding Ordinary Share

of

COCA-COLA HELLENIC BOTTLING COMPANY S.A.

for

one Ordinary Share

of

COCA-COLA HBC AG

The undersigned acknowledge(s) receipt of (a) your letter and (b) the Offer to Exchange/Prospectus, dated                   , 2012 (the “U.S. Offer Prospectus”), in connection with the offer by Coca Cola HBC AG, a stock corporation (Aktiengesellschaft/société anonyme) organized under the laws of Switzerland (“Coca-Cola HBC”), to exchange one ordinary share (a “Coca Cola Hellenic Share”) of Coca Cola Hellenic Bottling Company S.A., a corporation incorporated under the laws of the Hellenic Republic (“Coca Cola Hellenic”), for one ordinary share of Coca-Cola HBC (a “Coca-Cola HBC Share”) or one American Depositary Share (a “Coca Cola HBC ADS”), representing one ordinary share of Coca-Cola HBC, upon the terms and subject to the conditions set forth in the U.S. Offer Prospectus.

The undersigned hereby instructs you to tender to Coca-Cola HBC (through National Bank of Greece, S.A., as Share Exchange Agent) the number of Coca-Cola Hellenic Shares indicated on the reverse side of these Instructions (or if no number is indicated below, all Coca-Cola Hellenic Shares held on behalf of the undersigned) which you hold for the account of the undersigned, upon the terms and subject to the conditions set forth in the U.S. Offer Prospectus.

[Fields to be reviewed by Greek team]

Total Number of Coca-Cola Hellenic Shares to be Tendered*:

Date:

SIGN HERE

Signature(s):

Print Name(s):

Print Address(es):

Area Code and Telephone Number(s):

Taxpayer Identification or Social Security Number(s):

*                                         Unless otherwise indicated, it will be assumed that all of your Coca-Cola Hellenic Shares held by us for your account are to be tendered.